U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) November 21, 2002


                            TASCO INTERNATIONAL, INC.
             (Exact Name of Registrant as specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


       000-32201                                        33-0824714
(Commission File Number)                    (I.R.S. Employer Identification No.)


    1649 Dartmouth, Chula Vista, CA                        91913
(Address of Principal Executive Offices)                 (Zip Code)


                                  (619)482-7800
              (Registrant's Telephone Number, Including Area Code)

ITEM 6. CHANGES IN REGISTRANT'S DIRECTORS

     The following person has been appointed the sole officer and director of the Registrant:

           Name                                      Position
           ----                                      --------
     Adrienne Humphreys                President, Secretary, Treasurer, Director

     Dal Grauer has resigned as Director, President, Secretary and Treasurer. Francoise R. Otto has resigned as a Director and Corporate Secretary


                                   SIGNATURES

     Pursuant to the requirements required of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date: 12/9/02                        Tasco International, Inc.



                                     By /s/ Adrienne Humphreys
                                        ----------------------------------------
                                        Adrienne Humphreys, President & Director